UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 10:00 A.M. (Mountain Time) on Wednesday, August 31, 2022

NOTICE IS HEREBY GIVEN that the virtual-only Annual Meeting of Stockholders (the “Annual Meeting”) of Co-Diagnostics, Inc., a Utah corporation (“we” or the “Company”), will be held on August 31, 2022 at 10:00 A.M. (Mountain Time), on a virtual basis, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

1.	To elect the two (2) Class I director nominees, each of whom are currently serving on our board of directors, each to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, or until his or her earlier death, resignation, or removal;

2.	To approve an amendment to the Co-Diagnostics, Inc. 2015 Long Term Incentive Plan, as amended and restated (the “Plan”), increasing the number of common shares authorized for awards under the Plan by 6,000,000.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only those stockholders of record as of the close of business on July 5, 2022, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CODX2022. We are pleased to utilize the virtual stockholder meeting technology (i) to provide ready access and cost savings for our stockholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you vote before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

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You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
July 20, 2022

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about July 20, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Co-Diagnostics, Inc. Annual Meeting of Stockholders to be Held August 31, 2022: The notice of annual meeting of stockholders, Proxy Statement and accompanying Annual Report are available at www.proxyvote.com, and on the Investor Relations portion of our web site at https://codiagnostics.com/investors/.

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2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on July 5, 2022 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 31, 2022 at 10:00 A.M. (Mountain Time) on a virtual basis or at any postponement or adjournment thereof. The Annual Meeting will be a completely “virtual meeting” of stockholders. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials or follow the instructions below to submit your proxy over the Internet.

Pursuant to Utah Code § 16-10a-720, the Company will make a stockholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Brian Brown, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning July 22, 2022, (two business days after this Proxy Statement is given) continuing through the Annual Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

The Annual Meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	To elect the two (2) Class I director nominees, each of whom are currently serving on our board of directors, each to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, or until his or her earlier death, resignation, or removal;

2.	To approve an amendment to the Co-Diagnostics, Inc. 2015 Long Term Incentive Plan, as amended and restated (the “Plan”), increasing the number of common shares authorized for awards under the Plan by 6,000,000.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote?

Only our stockholders of record at the close of business on the record date for the meeting, July 5, 2022, are entitled to vote at the Annual Meeting. As of the close of business on July 5, 2022, we had 33,780,992 shares of common stock issued and outstanding.

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How many votes do I have?

Each share of our common stock that the stockholder owns as of July 5, 2022 entitles the stockholder to one vote on each director nominee listed in Proposal 1, Proposal 2 , Proposal 3, Proposal 4, and any other matter that might properly come before the Annual Meeting or any adjournment thereof.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Annual Report are available online at www.proxyvote.com, the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Annual Meeting?

We will be hosting the Annual Meeting live via the internet. There will not be a physical location for the Annual Meeting.

Any stockholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/CODX2022. on August 31, 20221, and the webcast of the Annual Meeting will begin at 10:00 A.M. (Mountain Time) that day.

Stockholders may also vote while connected to the Annual Meeting on the internet. You will need the 16-digit control number included on your voting instruction form or your proxy card (if you received a printed copy of the proxy materials) in order to be able to vote your shares or submit questions.

Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/CODX2022.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting login page.

If you do not have your control number, you will be able to listen to the meeting only — you will not be able to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Annual Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Annual Meeting and a printed set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Annual Meeting and the voting instruction form you received.

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How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	Website: www.proxyvote.com;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	Virtual Meeting: During The Annual Meeting: Go to www.virtualshareholdermeeting.com/CODX2022.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on August 30, 2022. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all stockholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

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Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not join and vote at the Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Co-Diagnostics or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Which ballot measures are considered ‘‘routine’’ or ‘‘non-routine’’?

The ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 4) is considered a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this routine matter, and no broker non-votes are expected in connection with this proposal.

The Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 5 are considered “non-routine” matters. Accordingly, a broker may not vote on these proposals without instructions from its customer and broker non-votes may occur with respect to these proposals.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Stockholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Annual Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. Stockholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

What constitutes a quorum?

The presence at the Annual Meeting, virtually or by proxy, of the holders of thirty-three and one-third percent (33⅓%) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, virtually or by proxy, for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Annual Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of Haynie & Company as our independent registered public accounting firm for 2022, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. All the other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote:

●	“FOR” election of the directors named in this Proxy Statement as described in Proposal No. 1;

●	“FOR” an amendment to the Co-Diagnostics, Inc. 2015 Long Term Incentive Plan, as amended and restated (the “Plan”), increasing the number of common shares authorized for awards under the Plan by 6,000,000 as described in Proposal No. 2;

●	“FOR” approval of the resolution regarding compensation of our named executive officers in Proposal No. 3;

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●	“FOR” the ratification of the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2022 as described in Proposal No. 4; and

●	“FOR” transacting such other business as may properly come before the meeting or any adjournment thereof.

What vote is required to approve each proposal?

Other than Proposal 1, all proposals require the affirmative vote of a majority of votes cast. Proposal No. 1 requires a plurality of votes present.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Annual Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class I directors are up for election this year. Accordingly, we are holding an election for our Class I directors at the Annual Meeting, with each Class I director elected to serve a three-year term.

The Board has nominated Edward L. Murphy and Richard S. Serbin, for election as a Class I directors, for a three-year term expiring at the annual meeting of stockholders to be held in 2025 or until their successors are elected and qualified, or until their earlier death, resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board may designate. Each nominee has consented to being named in the Proxy Statement and has agreed to serve if elected.

If a quorum is present, the nominees for Class I directors receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by each of the nominees for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that they should serve as a member of the Board is provided elsewhere in this proxy statement in the section entitled “DIRECTORS AND OFFICERS” with respect to Class I nominees, as well as the Class II and Class III directors whose terms of office will continue after the Annual Meeting.

Vote Required

Pursuant to our bylaws, directors are elected by a plurality of the votes present at a meeting at which a quorum is present. The two nominees receiving the greatest number of votes will be elected.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of each of the nominees to the Board of Directors. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected. Ages of the nominees are reflected as of the mailing date of this proxy statement. Proxies cannot be voted for a greater number of persons than the nominees named herein.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE FOREGOING NOMINEES.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” EACH OF THE FOREGOING NOMINEES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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DIRECTORS AND OFFICERS

The following table sets forth the names, ages and positions of our executive officers and directors.

Name	Age	Position
Dwight Egan	68	Chief Executive Officer, President and Chairman of the Board
Brian Brown	46	Chief Financial Officer and Secretary
Eugene Durenard	52	Director
James Nelson	69	Director
Richard Serbin	77	Director
Ted Murphy	57	Director

Our Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Officers serve at the discretion of our Board. The following is information on the business experience of each director executive officer now serving and a discussion of the qualifications, attributes and skills that led to the Board of Directors’ conclusion that each one is qualified to serve.

Class I Directors— up for election at the 2022 Annual Meeting of Stockholders with a term expiring at the 2025 annual meeting of stockholder if re-elected.

Edward Murphy has been a member of our Board of Directors since June 2019. Mr. Murphy currently serves as a senior vice president and a partner of Dover Investments Ltd., a private investment firm. Throughout his career, Mr. Murphy’s duties have included investment analysis of various types of investment projects in real estate and financial services. Currently, Mr. Murphy serves on the board of directors of several Canadian publicly reporting companies that have interests in various industries. He has been a Director at Empire Minerals Corporation Inc. since January 2016, at Digicrypts Blockchain Solutions Inc. since June 2011, at Lakefield Marketing Corporation since February 2018, CEO/CFO and Director of Credo Resources Inc. since September 2019, and at the Mosport Park Entertainment Corporation since April 30, 1997. He served as a Director at Aurquest Resources from May 2003 to December 2017. Mr. Murphy’s experience in the capital markets outside the United States and his involvement in investment analysis is a benefit to the Board of Directors.

Richard Serbin has been a member of our Board of Directors since May 2017. Mr. Serbin currently serves as a consultant to many companies in the healthcare industry. He was the President of Corporate Development and In-House Legal Counsel at Life Science Institute, LLC, from June 1, 2013 to July 15, 2014. Mr. Serbin is a global strategy advisor, pharmacist and entrepreneur with credentials both in pharmacy and law, complemented by more than 40 years of service as an FDA regulatory attorney and patent attorney in the healthcare industry. He was appointed to the Advisory Board of Cure Pharmaceutical in January 2017 and has been a Member of Advisory Board at Prime Access, Inc. since September 2015. Mr. Serbin has been a Director at Rapid Nutrition Plc since November 18, 2014. He served as Director at Viropro Inc. from May 2013 to June 2014. He was Head of Business Advisory Board at Mazal Plant Pharmaceuticals Inc. from October 2006 to September 2007 and also served as its Member of Business Advisory Board. He served as Chief Executive Officer of Optigenex Inc. from July 2002 to September 15, 2005 and a director from July 2004 to September 2005. From January 1999 until July 2002 Mr. Serbin served as a consultant to various pharmaceutical companies. He served as the President of Bradley Pharmaceuticals. He served as Vice President of Corporate Development at Ortho Pharmaceuticals, a Johnson & Johnson subsidiary, and practiced Patent and FDA law at Revlon Johnson & Johnson and Schering-Plough. He served as Patent Attorney for Schering Plough Corporation and Chief FDA Counsel for Revlon Corporation and Johnson and Johnson Corporation. Subsequently, he worked at Revlon Corporation, as its Chief Food, Drug and Cosmetic Counsel. He founded Radius Scientific Corporation. He was J&J’s Vice President of Corporate Development, and later led a successful public offering venture based on technology developed at Stanford Medical School. Mr. Serbin spent a large portion of his career focusing on international markets and clients. While at J&J, Mr. Serbin served on the Board of Directors of 16 US and international subsidiary companies, including Ethicon, Ortho, J&J Consumer Products, Pittman-Moore, Mc Neil, and J&J Development Corporation. He worked on multiple international acquisitions and strategic relationships, and sat on the Board of Directors of several of its international subsidiaries, including those in India, Hong Kong, Japan, Taiwan, Germany, and England. Mr. Serbin has a B.S. and a B. Pharmacy from Rutgers University and Rutgers University College of Pharmacy, a J.D. degree from Seton Hall Law School and a Master’s Degree in Trade Regulations and Law from NYU Law School. Mr. Serbin’s experience in business, law and medicine and knowledge gained as an advisor to the healthcare industry is critical to our Board of Directors as we continue to commercialize our products.

Class II Directors - continuing directors with a term expiring at the 2023 annual meeting of stockholders.

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Dwight Egan serves as our President and Chief Executive Officer and has been an officer and director of the Company since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in executive leadership positions with public companies and working with capital markets qualifies him to serve as our Chairman, President and Chief Executive Officer.

Eugene Durenard has been a member of our Board of Directors since June 2019. Dr. Durenard is the Founder and CEO of Hyperbolic Holdings, a Swiss-based holding, management consulting and strategy advisory company specialized in healthcare. Dr. Durenard brings an investment and entrepreneurial experience spanning 20 years. For the last 7 years he has been working with family offices on direct investments and philanthropy focused on life sciences. He serves on the advisory board of several private companies in the biotech and MedTech sectors as well as an impact venture fund focused on healthcare. After an initial career in proprietary research and trading at Salomon Brothers and Credit Suisse in London, he co-founded Orion Investment Management in Bermuda specializing in quantitative asset and liability management for institutions and private clients. He subsequently sold it to Capital G Bank and co-headed their asset management. Dr. Durenard spent several years establishing personal connections with representatives of 40+ clusters of life science innovation, families operating healthcare businesses and industry leaders globally. He regularly visits labs and incubators, meets with leading scientists and innovators in order to keep abreast of current trends and developments. His advice is based on a thorough analysis that combines in-depth knowledge of science, competitive forces and financial expertise. He has published several articles in asset-liability management industry magazines as well as the book “Professional Automated Trading — Theory and Practice” (Wiley 2013). He has a PhD in Mathematics from Harvard University. Dr. Durenard brings a thorough multi-asset class investment and entrepreneurial experience spanning 20 years to the Company’s Board of Directors.

Class III Directors - continuing directors with a term expiring at the 2024 annual meeting of stockholders.

James Nelson has been a member of our Board of Directors since June 2019. Mr. Nelson is the retired Chairman and CEO of Sunworks, Inc., a NASDAQ traded commercial, agriculture, and residential solar Integrator which he helped found in October 2010. Mr. Nelson currently serves as strategic advisor to three other publicly traded companies. Jim has spent most of his career working in private equity as a general partner with Peterson Partners and with Millennial Capital Partners. In addition to his investment and financial responsibilities, he served as CEO of two of his firms’ portfolio companies. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic, where he managed company-wide marketing, as well as the company’s international expansion initiative. He was also general manager for Banana Republic’s catalog division. He was Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion-dollar food service company. Jim began his executive career over 35 years ago at Bain and Company, a business strategy consulting firm, where he managed teams of consultants on four continents. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate. Mr. Nelson’s advice to the Board of Directors from his experiences as a chief executive officer and strategic advisor is useful to the Board of Directors.

The following is a brief summary of the background of each of our executive officers.

Dwight Egan serves as our President and Chief Executive Officer and has been an officer and director of the Company since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in executive leadership positions with public companies and working with capital markets qualifies him to serve as our Chairman, President and Chief Executive Officer.

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Brian Brown became our Chief Financial Officer in February 2021. From July 2020 until February 2021, Mr. Brown served as the Chief Financial Officer of A-Core Concrete Cutting, Inc. where his duties included overseeing the company’s accounting and finance departments, mergers and acquisitions and responsibility for financial forecasting and budgeting. From August 2019 to December 2019, Mr. Brown served as the Vice President of Accounting, Treasury and Investor Relations at Sportsman’s Warehouse Holdings, Inc., a public company reporting on Nasdaq Global Select under the symbol SPWH, where his duties included overseeing the company’s accounting, treasury and investor relations departments, preparing the company’s annual, quarterly and current reports with the SEC, overseeing all aspects of the company’s annual audit, including, but not limited to, the preparation and review of audit support schedules, preparation of financial statements and footnotes, and providing support to the company’s independent auditors. From October 2009 to August 2019, Mr. Brown served as the Director of Finance of Sportsman’s Warehouse Holdings, Inc. where he assisted with the company’s initial public offering in April 2014 as well as effecting private and secondary public offerings, acquisitions of a group of retail stores and preparing the company’s periodic and current reports with the SEC and complying with the Sarbanes Oxley Act. From May 2005 to October 2009, Mr. Brown served as the Corporate Controller of Franklin Covey Products where he developed and maintained the company’s internal controls over financial reporting structure in accordance with the control standards required under Section 404 of the Sarbanes Oxley Act. From July 2001 to May 2005, Mr. Brown served as an Assurance Senior at KPMG, LLP where he provided audit services to various clients in multiple industries. Mr. Brown holds a Bachelor of Arts in Accounting and Masters of Professional Accountancy from the University of Utah. Mr. Brown is a licensed CPA in Utah.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

Board and Committee Matters

Our Board of Directors has five members. The Chairman of the Board and our Chief Executive Officer, Dwight Egan, is a member of the Board and is a full-time employee of the Company, Eugene Durenard, Edward Murphy, James Nelson and Richard Serbin are non-employee directors, and the Board has determined that these persons (who constitute a majority of the Board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Board met seven times during the year ended December 31, 2021. All directors attended more than seventy-five percent (75%) of the meetings of the Board and committee meetings of which such director was a member held during 2021.

We maintain an audit committee of the board, a compensation committee of the board, a corporate governance committee of the board, and a nominating committee of the board, each of which is discussed below. Our board has determined that Messrs. Durenard, Nelson, Murphy and Serbin are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing requirements. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

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The following table sets forth a description of the three permanent Board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairperson	Independent Members

Audit Committee	Eugene Durenard	Edward Murphy	James Nelson	Richard S. Serbin

Compensation Committee	Richard S. Serbin	Edward Murphy	Eugene Durenard	James Nelson

Governance Committee	James Nelson	Edward Murphy	Eugene Durenard	Richard S. Serbin

Nominating Committee	Edward Murphy	James Nelson	Eugene Durenard	Richard S. Serbin

Audit Committee and Financial Expert

Our Audit Committee currently is comprised of Messrs. Durenard, Nelson, Murphy and Serbin with Mr. Durenard serving as chairperson of the audit committee. The functions of the Audit Committee include engaging an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures. The Board of Directors has adopted a written audit committee charter. A current copy of the Audit Committee charter is available to security holders on our website at www.codiagnostics.com. Our board has determined that all of our directors that are serving on the Audit Committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Audit Committee met four times during the year ended December 31, 2021. All committee members attended more than seventy-five percent (75%) of the meetings of the Audit Committee held during 2021.

Our Board of Directors has determined that Mr. Durenard meets the requirements of an “audit committee financial expert” as defined in applicable SEC regulations.

Compensation Committee

Our Compensation Committee currently includes Messrs. Serbin, Nelson, Murphy and Durenard with Mr. Serbin serving as chairperson of the compensation committee. The functions of the Compensation Committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans. The Board of Directors has adopted a written compensation committee charter. A current copy of the Compensation Committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined that all of our directors serving on the Compensation Committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Compensation Committee met four times during the year ended December 31, 2021. All committee members attended more than seventy-five percent (75%) of the meetings of the Compensation Committee held during 2021.

Corporate Governance Committee

Our Corporate Governance Committee currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Nelson serving as chairperson of the Corporate Governance Committee. Among other items, the committee is tasked by the Board of Directors to: develop and recommend to the Board the Corporate Governance Guidelines of the Company and oversee compliance therewith and evaluate and provide successor planning for the Chief Executive Officer and other executive officers. A current copy of the Corporate Governance committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined all directors serving on the Corporate Governance committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Corporate Governance met four times during the year ended December 31, 2021. All committee members attended more than seventy-five percent (75%) of the meetings of the Corporate Governance Committee held during 2021.

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Nominating Committee

The nominating committee reviews the qualifications for candidates for the Board of Directors and assists in identifying, interviewing, and recruiting candidates for the Board of Directors.

Our Nominating Committee was split from the Corporate Governance Committee in 2022 and currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Murphy serving as chairperson of the Nominating Committee. The Nominating Committee has been established by the Board, among other things to: assist the Board in effecting Board organization, membership and function including identifying qualified Board nominees; assist the Board in effecting the organization, membership and function of Board committees including the composition of Board committees and recommending qualified candidates therefor; evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and develop criteria for Board membership, such as independence, term limits, age limits and ability of former employees to serve on the Board and the evaluation of candidates’ qualifications for nominations to the Board and its committees as well as removal therefrom. The Nominating Committee was formed as a separate committee in 2022 and therefore held no meetings in 2021. All Nominating Committee meetings were held as part of the Corporate Governance Committee meetings in 2021.

Board Nominations

In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Our Amended and Restated Bylaws (the “Bylaws”) set forth procedures for shareholders to recommend nominees to the Company’s Board. Nominations of persons for election to the board of directors to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Company who (A) was a stockholder of record at the time of giving of the notice, (B) is entitled to vote with respect to such matter at the meeting, and (C) complies with the notice procedures set forth in the Bylaws.

The following is a summary of key provisions from our Bylaws. For nominations to be properly brought before an annual meeting by a stockholder, the stockholder making such nominations must have given timely notice in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 75th day nor earlier than the close of business on the 125th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 75th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. To be in proper form, a stockholder’s notice to the secretary must: set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of the Company that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice, and (C) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

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The notice shall set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and with respect to each nominee for election or reelection to the board of directors, include the completed and signed questionnaire, representation, and agreement required by the Bylaws. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Communication with the Board

We have not, to date, developed a formal process for shareholder communications with the board of directors. We believe our current informal process, in which any communication sent to the board of directors, either generally or in care of the chief executive officer, secretary or other corporate officer or director, is forwarded to all members of the board of directors, has served the board’s and the shareholders’ needs.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

Board Diversity Matrix

The Company is committed to diversity and inclusion, and believes it is important that the Board is composed of individuals representing the diversity of our communities. The Company seeks nominees with a broad diversity of experience, professions, skills and backgrounds. The Board Diversity Matrix set forth below reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting, in the format required by Nasdaq’s rules.

Board Diversity Matrix as of June 30, 2022
Total Number of Directors	5
Part I: Gender Identify	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic or Background	0

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Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance/Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct. Additionally, the Nominating Committee monitors and evaluates individual performance of board members and their qualifications to be members of the board and its committees.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2021 by its directors and executive officers, except that due to an inadvertent administrative error, one Form 4 for Eugene Durenard was filed late.

Code of Ethics

We have adopted a code of ethics for our principal executive officer, principal financial officer, controller, or persons performing similar functions. A copy of the code of ethics is included on our website at www.codiagnostics.com.

Family Relationships

There are no family relationships among our directors and executive officers.

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EXECUTIVE AND BOARD COMPENSATION

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers in their respective capacities for the fiscal years ended December 31, 2021 and 2020. We have omitted in this report certain columns otherwise required to be included because there was no compensation made with respect to such columns, as permitted by applicable SEC regulations.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	All Other Comp (3)	Total Compensation
Dwight Egan President & Chief Executive Officer	2021	$350,000	$638,459	$1,208,750	$26,793	$2,224,002
	2020	$309,375	$350,000	$786,750	$17,500	$1,463,625

Brian Brown Chief Financial Officer and Secretary	2021	$209,731	$475,014	$1,441,600	$26,793	$2,153,138

Reed Benson (4) Former Chief Financial Officer and Secretary	2021	$136,250	$154,682	$-	$26,793	$317,725
	2020	$211,458	$225,000	$288,475	$17,500	$742,433

(1)	Bonuses for the year ended December 31, 2021 include accrued bonus payments of $281,597 to Mr. Egan and $223,248 to Mr. Brown that were paid in February 2022. Bonuses for the year ended December 31, 2020 include accrued bonus payments of $272,500 to Mr. Egan and $180,000 to Mr. Benson that were paid in February 2021.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards as the RSUs vest over three years.

(3)	Company profit sharing payments to the Company’s 401 K Plan.

(4)	Mr. Benson is no longer an executive officer of the Company as of August 2021.

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Outstanding Equity Awards at Fiscal Year-End 2021

The following table contain certain information concerning outstanding equity awards for the Named Executive Officers as of December 31, 2021.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested (#)	($)(1)	Vested (#)	Vested ($)
Dwight Egan	50,000	-	$2.63	09/20/28	-	-	-	-
	50,000	-	$1.10	09/02/29	-	-	-	-
	-	-	-	-	154,167	$1,376,711	-	-

Brian Brown	-	-	-	-	103,333	$922,764	-	-

Reed Benson	41,666	-	$1.10	09/02/29	-	-	-	-
	-	-	-	-	18,332	$163,705	-	-

(1)	Based on $8.93 per share which was the closing price of our common stock on December 31, 2021.

We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries, bonuses and equity awards for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: company performance, achievement of goals, the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer.

Potential Payments Upon Termination or Change of Control

There is no compensation payable to the named executive officers upon voluntary termination, retirement, involuntary not-for-cause termination, termination following a change of control or in the event of disability or death of the executive.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill-level required by our members of the board.

Director Summary Compensation Table

The table below summarizes the compensation paid or accrued by us to each of our non-employee directors for the fiscal year ended December 31, 2021.

Name	Fees Earned or Paid in Cash	Stock Awards: Value of Restricted Stock Units (1)	Total
Richard Serbin	$100,000	$413,250	$513,250
James Nelson	$100,000	$413,250	$513,250
Edward Murphy	$100,000	$413,250	$513,250
Eugene Durenard	$100,000	$413,250	$513,250

(1)	The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards. The RSUs vested immediately upon grant.

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Our non-employee directors receive cash compensation of $75,000 per year, paid quarterly. The non-employee directors also each received 37,500 RSU’s vesting 1/3rd equally in January 2021, 2022, and 2023. In addition, non-employee directors may be entitled to receive special awards of stock options or RSUs from time to time as determined by the board. During 2021, the non-employee directors were also each awarded an additional $25,000 bonus. The chairman of the board and the chairperson of each of the audit, corporate governance/nomination, and compensation committees receive no additional fees for serving in such capacities. There is no additional compensation for meeting attendance. Directors who are employees of the Company receive no additional compensation for serving as directors. All stock options granted to outside directors are immediately exercisable and expire ten years from the date of grant or 30 days after the date they cease to be directors. Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings.

Equity Compensation Plan Information

Plan Category	(a) Number of Shares to be Issued upon Exercise of Outstanding Options and Rights		(b) Weighted-average Exercise Price of Outstanding Options and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	2,378,778	(1)	$2.12	(2)	2,095,266
Equity compensation plans not approved by stockholders	-		$-		-
Total	2,378,778	(1)	$2.12	(2)	2,095,266

(1)	Includes options and restricted stock units outstanding under our 2015 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Equity Incentive Plans

Under our Amended and Restated 2015 Long-term Incentive Plan (the “2015 Plan”), the board of directors may issue incentive stock-based awards to employees, directors and consultants of the company. Options awarded generally expire ten years after being granted. Any stock-based awards granted vest in accordance with the vesting schedule determined by the board of directors. Should an employee’s director’s or consultant’s relationship with the company terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We continue to maintain and grant awards under the 2015 Plan which will remain in effect its expiration by its terms.

The purpose of our incentive plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to the company by providing them with both equity ownership opportunities and performance-based incentives intended to align their interests with those of our stockholders. These plans are designed to provide us with flexibility to select from among various equity-based compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing stock-based awards.

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Certain Relationships and Related Transactions

The Company acquired the exclusive rights to the CoPrimer technology pursuant to a license agreement dated April 2014, between us and DNA Logix, Inc., which was assigned to Dr. Satterfield prior to our acquisition of DNA Logix, Inc. Pursuant to the license the Company was to pay Dr. Satterfield minimum royalty payments of $30,000 per month until the Company receives an equity funding of at least $4,000,000, at which time the payments increase to $60,000 per month for the remainder of the year. The payment terms were orally modified to maintain the monthly royalties at $30,000 per month through December 2016. On March 1, 2017, the Company entered into an amendment effective January 1, 2017, to its Exclusive License Agreement for its CoPrimer (“License”) technology with Dr. Satterfield, a former member of our Board of Directors. The amendment provides in part that all royalties under the License cease as of January 1, 2017, and we began in January 2017 to pay $700,000 of accrued royalties at the rate of $10,000 per month. In 2021 and 2020, we paid Dr. Satterfield $150,000 and $120,000, respectively, in payment of the accrued royalties.

The Company employs two persons who are related to current or former executive officers. Seth Egan is the Company’s Director of Sales and Marketing, and is the son of Dwight Egan, the Company’s President and Chief Executive Officer. Andrew Benson is the Company’s Director of Investor Relations, and is the son of Reed Benson, the Company’s former Chief Financial Officer and Secretary. During the year ended December 31, 2021, the total compensation paid to or earned by these persons, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $1,512,457 and $1,285,790, respectively. During the year ended December 31, 2020, the total compensation paid to or earned by these persons, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $1,113,440 and $1,109,303, respectively.

STOCK OWNERSHIP

The following table sets forth certain information, as of June 30, 2022, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our Common Stock, (2) each of our directors, (3) each named executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of June 30, 2022. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership in the following table is based on 34,313,432 shares of common stock plus, for each individual, any securities that individual has the right to acquire within 60 days of June 30, 2022.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. The information in the tables below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

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	Number of Shares Beneficially Owned	Percentage of Class (1)
5% Stockholders
Vanguard Group (1)	1,871,914	5.5%
Named Executive Officers and Directors
Dwight Egan (2)	146,141	*
Reed Benson (3)	44,836	*
Brian Brown	32,256	*
Edward Murphy (4)	75,000	*
Eugene Durenard	12,500	*
James Nelson (5)	62,500	*
Richard Serbin (6)	35,445	*
All Directors and Executive Officers as a Group (7 persons)	408,678	1.2%

*Represents beneficial ownership of less than 1%.

(1)	Information obtained from Schedule 13G/A filed with the SEC on February 2, 2022. Vanguard Group has an address of 100 Vanguard Blvd, Malvern, PA, 19355.
(2)	Includes exercisable options to acquire 100,000 shares of common stock.
(3)	Includes exercisable options to acquire 41,666 shares of common stock.
(4)	Includes exercisable options to acquire 50,000 shares of common stock.
(5)	Includes exercisable options to acquire 50,000 shares of common stock.
(6)	Includes exercisable options to acquire 20,445 shares of common stock.

PROPOSAL 2 – TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED 2015 LONG TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 6,000,000 TO 12,000,000

The Board has approved an amendment to the amended and restated Co-Diagnostics, Inc. 2015 Long Term Incentive Plan (the “Plan”) and is submitting this amendment to the Company’s shareholders for approval.

The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to our success, to encourage ownership of our common stock by employees, directors and certain of our consultants, and to promote our success by providing both rewards for exceptional performance and long-term incentives for future contributions to the Company.

The Plan currently authorizes the issuance of up to 6,000,000 shares of common stock. Of those shares, 4,908,234 have been issued or are subject to outstanding awards, leaving only 1,091,766 shares available for future awards. The Board of Directors does not believe that the number of shares available for future issuance under the Plan is sufficient in light of our compensation strategy and objectives. Accordingly, the Board is proposing to increase the number of shares available under the Plan by 6,000,000 shares, increasing the percentage ratio of the amount of shares available for future award under the Plan to approximately 20% of outstanding shares as of June 30, 2022. We expect the additional shares to cover approximately 3 years of additional awards. We manage our long-term shareholder dilution, in part, by controlling the number of equity incentive awards granted annually. The Board carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting what it believes are an appropriate number of equity incentive awards to attract, reward, and retain employees. Burn rate is a measure of the speed at which companies use shares available for grant under their equity compensation plans and is an important factor for investors concerned about shareholder dilution. The burn rate is defined as, in a given fiscal year, the number of equity shares granted subject to time-based awards plus performance-based equity awards that were earned and vested, divided by the weighted average number of shares outstanding. In recommending to our shareholders to increase the number of shares to be authorized under the Plan, the Board considered our burn rate for the past three fiscal years as shown below:

	Calendar Year 2021	Calendar Year 2020	Calendar Year 2019
Time-based equity awards	1,217,500	699,500	890,000
Performance-based awards earned and vested	461,829	103,935	627,516
Weighted average common shares outstanding	29,903,686	28,000,341	16,756,912

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Our directors and executive officers have an interest in the amendment of the Plan because they are eligible for awards under the Plan.

The Board recommends that shareholders approve amendment of the Plan in order to allow the Company to continue to offer stock options and alternative equity awards to employees, directors and consultants as part of its overall compensation package. The material features of the Plan are summarized below.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to approve the amendment to the Plan. The Board of Directors recommends that you vote FOR this proposal.

Summary of the Plan

Certain provisions of the Plan are summarized below. A copy of the Plan is attached to this proxy statement as Appendix I and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix I. Because this summary may not contain all of the information that is important to you, you should review the Proxy Statement, including Appendix I, before deciding how to vote.

Purpose

The purpose of the Plan is to attract and retain key executive and managerial employees of the Company; attract and retain directors, independent contractors, and consultants; motivate awardees by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities that are competitive with those of comparable corporations; and further identify participant’s interests with those of the Company’s other shareholders through compensation alternatives based on the Company’s common stock; and thereby promote the long-term financial interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

Term

The Plan was effective as of January 1, 2015. The Plan terminates on December 31, 2025, the tenth anniversary of the Plan’s effective date.

Administration.

The authority to manage and control the operation and administration of the Plan is vested in the Board. The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Compensation Committee.

Participation

Participants under the Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or its subsidiaries. We estimate that approximately 136 persons are currently eligible to participate in the Plan, which includes 130 employees, 2 named-executive officers and 4 non-employee directors.

Awards

The Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock (including performance shares), restricted stock units (including performance share units), stock appreciation rights (SARs). Under the Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 6,000,000 shares of common stock. If awards under the Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

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Transferability

Performance Awards, Incentive Stock Options with or without tandem Stock Appreciation Rights, and, during the period of restriction, Restricted Stock Unit or Restricted Stock awarded under the Plan are not assignable or transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative.

Adjustments to Number of Shares Subject to the Plan

In the event of any change in the outstanding shares of stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of shares of stock with respect to which awards may be made under the Plan, the terms and the number of shares of any outstanding awards, and the purchase price of a share of Stock under awards, may be equitably adjusted by the Board in its sole discretion.

Business Combinations.

In the event that, while any awards are outstanding under the Plan, there shall occur a Change in Control, as defined under the Plan, then, with respect to such awards outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Board: (1) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the awards, or the substitution for such awards of new awards with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto the awards, or the new awards substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements. (2) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the awards, or for the substitution of equivalent awards, then (i) each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he or she would otherwise have been entitled to purchase during the entire remaining term of the option; (ii) the holder of any right or unit shall be entitled, immediately prior to the effective date of such transaction, to exercise such right to the extent the related option is or becomes exercisable at such time in accordance with its terms; (iii) all restrictions on any award of Restricted Shares shall lapse, and (iv) any restriction or risk of forfeiture imposed under the Plan shall lapse immediately prior to the effective date of such transaction. The unexercised portion of any option or right shall be deemed canceled and terminated as of the effective date of such transaction.

Amendment and Termination of Plan

The Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in the Plan, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted.

Federal Income Tax Consequences of the Plan

The federal income tax consequences of grants under the Plan will depend on the type of grant. The following description provides only a general description of the application of federal income tax laws to grants under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to grantees, as the consequences may vary with the types of grants made, the identity of the grantees and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

From the grantees’ standpoint, as a general rule, ordinary income will be recognized at the time of delivery of shares of our common stock or payment of cash under the Plan. Future appreciation on shares of our common stock held beyond the ordinary income recognition event will be taxable as capital gain when the shares of our common stock are sold. The tax rate applicable to capital gain will depend upon how long the grantee holds the shares. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the grantee, and we will not be entitled to any tax deduction with respect to capital gain income recognized by the grantee.

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Exceptions to these general rules arise under the following circumstances:

●	If shares of our common stock, when delivered, are subject to a substantial risk of forfeiture by reason of any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the grantee makes a special election to accelerate taxation under section 83(b) of the Code.

●	If an employee exercises a stock option that qualifies as an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of our common stock acquired upon exercise of the stock option are held until the later of (A) one year from the date of exercise and (B) two years from the date of grant. However, if the employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements, the employee will recognize ordinary income at the time of the disposition equal to the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and we will be entitled to a tax deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the employee held the shares before the disposition.

●	A grant may be subject to a 20% tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under section 409A of the Code and the requirements of section 409A of the Code are not satisfied.

Section 162(m) of the Code generally disallows a publicly held corporation’s tax deduction for compensation paid to its chief executive officer or certain other officers in excess of $1 million in any year. Qualified performance-based compensation is excluded from the $1 million deductibility limit, and therefore remains fully deductible by the corporation that pays it. We intend that options and SARs granted under the Plan will be qualified performance-based compensation. Stock units, stock awards, dividend equivalents, and other stock-based awards granted under the Plan may be designated as qualified performance-based compensation if the Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of section 162(m) of the Code.

We have the right to require that grantees pay to us an amount necessary for us to satisfy our federal, state or local tax withholding obligations with respect to grants. We may withhold from other amounts payable to a grantee an amount necessary to satisfy these obligations. The Committee may permit a grantee to satisfy our withholding obligation with respect to grants paid in shares of our common stock by having shares withheld, at the time the grants become taxable, provided that the number of shares withheld does not exceed the individual’s minimum applicable withholding tax rate for federal, state and local tax liabilities.

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Historical Awards under the Plan

The following table sets forth information with respect to restricted stock, restricted stock units and stock options granted pursuant to the current version of the Plan to our named executive officers, the director nominees and the other groups set forth below as of December 31, 2021.

Name and Principal Position	Stock, RSUs and Options Granted
Dwight Egan President, Chief Executive Officer and Chairman of the Board	500,000

Brian Brown Chief Financial Officer and Secretary	130,000

Reed Benson Former Chief Financial Officer and Secretary	277,500

Richard Serbin Director	124,945

James Nelson Director	87,500

Edward Murphy Director	87,500

Eugene Durenard Director	97,500

All named-executive officers as a group (3 persons)	907,500

All nominees for election as a director as a group (2 persons)	212,445

All employees (other than named executive officers) as a group (130 persons)	3,115,391

Market Value

The closing stock price of or common stock on The NASDAQ Capital Market on July 8, 2022 was $5.98 per share.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2021 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

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Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2021 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of Co-Diagnostics, Inc., (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No.3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

PROPOSAL NO. 4 – RATIFICATION OF HAYNIE & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Audit Committee appointed Haynie & Company (“Haynie”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. Stockholders are asked to ratify the appointment of Haynie at the Annual Meeting. Representatives of Haynie are expected to be available during the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders.

Accounting Fees and Services

The following table presents aggregate fees for professional services rendered by our independent auditors for the respective periods.

	Years Ended December 31,
	2021	2020
Audit fees	$113,100	$115,000
Audit related fees	-	-
Other consulting fees	-	-
Tax fees	-	1,000
Total fees	$113,100	$116,000

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Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of our quarterly consolidated financial statements and our offerings.

Tax fees included fees associated with tax compliance and tax consultations.

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000. The audit committee has delegated to the audit committee chairperson, Mr. Durenard, the authority to approve services, subject to ratification by the audit committee at its next committee meeting. All fees incurred were pre-approved by the audit committee.

Vote Required

Approval of the ratification of the appointment of Haynie as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment of Haynie is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Conversely, if stockholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Commission on March 24, 2022.

The Audit Committee

Eugene Durenard, PhD (Chairman)

Edward L. Murphy

Richard S. Serbin

James B. Nelson

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

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ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2021 accompanies this Proxy Statement and is also posted on www.proxyvote.com and on the SEC’s website www.sec.gov.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. The Annual Report on Form 10-K is not part of the proxy solicitation materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of the notice of Internet availability of the proxy materials or proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

STOCKHOLDER PROPOSALS FOR

OUR 2023 ANNUAL MEETING

Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2023 annual meeting, a stockholder proposal, including nominations for directors, must be received in writing by our Corporate Secretary no later than 5:00 p.m. MST on March 23, 2023. If the date of our 2023 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

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If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2023 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2023 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than seventy-five (75) or more than one-hundred and twenty-five (125) days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the later of the 75th day prior to the scheduled date of such annual meeting or the 15th day following the day on which public announcement of the date of such meeting is first made by the Company.

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Current Report on Form 8-K, filed on February 1, 2022. You may also obtain a copy by writing to our Corporate Secretary, at Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
July 20, 2022

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APPENDIX 1

CO-DIAGNOSTICS, INC. 2015 LONG TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

CO-DIAGNOSTICS, INC.
2015 LONG TERM INCENTIVE PLAN

Amended and Restated as of
November 20, 2020

1. GENERAL

1. Purpose. The Co-Diagnostics, Inc. 2015 Long Term Incentive Plan (the "**Plan**") has been established by Co-Diagnostics, Inc. (the "**Company**") to:

(2) attract and retain directors, independent contractors, and consultants;

(3) motivate Participants by means of appropriate incentives to achieve long-range goals;

2. Effective Date. The Plan shall be effective as of January 1, 2015. The Plan shall terminate on December 31, 2025, the tenth anniversary of the Plan's effective date.

3. Definitions. The following definitions are applicable to the Plan.

"**Applicable Laws**" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where awards are granted under the Plan.

"**Award Agreement**" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"**Option Grant Certificate**" means a written agreement between the Company and a Participant documenting an award under this Plan.

"**Board**" means the Board of Directors of the Company.

"**Change of Control**" has the meaning ascribed to it in Section 11.

"**Code**" means the Internal Revenue Code of 1986, as amended.

"**Committee**" means the Compensation Committee of the Board.

"**Disabled**" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

“**Fair Market Value**” of any share of Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the mean between the high bid and low asked price, at the closing, for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

“**1934 Act**” means the Securities Exchange Act of 1934, as amended, or any successor statute.

“**Option Date**” means, with respect to any Stock Option, the date on which the Stock Option is awarded under the Plan.

“**Participant**” means (i) any employee of the Company or any Subsidiary (meaning an employee who works twenty (20) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any consultant, independent contractor or director of the Company or any Subsidiary.

“**Performance Award**” has the meaning ascribed to it in Article VI.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“**Performance Period**” has the meaning ascribed to it in Article VI.

“**Related Company**” means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of securities that are entitled to vote.

“**Restricted Period**” has the meaning ascribed to it in Article V.

“**Restricted Stock**” has the meaning ascribed to it in Article V.

“**Retirement**” means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

“**Stock Appreciation Right**” means the right of a holder of a Stock Option to receive Stock or cash as described in Article IV.

“**Stock Option**” means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option, a Non-Qualified Option or a Reload Option awarded pursuant to the provisions of the Plan.

“**Subsidiary**” means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

4. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees to receive awards of Stock Options, with or without tandem Stock Appreciation Rights, Performance Awards, Restricted Stock, and/or Restricted Stock Unit, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to amend, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company’s success and such other factors as the Board deems relevant.

The Board is authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan. With respect to persons subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If any or all of the authority, powers and discretion under this Plan are delegated to the Committee and the Company has registered any of its equity securities under Section 12 of the 1934 Act, the Committee shall consist solely of two or more non-employee directors (as defined in Rule 16b-3 under the 1934 Act) until such time as such other requirements are imposed by applicable law. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

5. Participation. Subject to the terms and conditions of the Plan, the Board shall determine and designate, from time to time, (i) the full-time employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any consultants, independent contractors or directors of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Unit or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Stock Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

6. Shares Subject to the Plan. The shares of Stock with respect to which awards may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of Section 1.10, the number of shares of Stock available under the Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units, Restricted Stock, and Restricted Stock Unit shall not exceed 6,000,000 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or canceled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the Plan.

7. Compliance With Applicable Laws and Withholding of Taxes.

(1) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares.

(2) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option, Performance Unit or Stock Appreciation Right or in connection with an award of Restricted Stock and/or Restricted Stock Unit under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option, a Performance Unit or a Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

(3) Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

(4) Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

9. Employee and Stockholder Status. The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any director or consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted, certificates representing such shares may bear a legend referring to such restrictions.

11. Business Combinations. In addition to the rights and obligations of the Committee to modify, adjust or accelerate exercisability of outstanding options, in the event that, while any Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, or Restricted Stock Units are outstanding under the Plan, there shall occur (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 11, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, the existing shareholders of the Company hold less than 51% of the outstanding stock of the Company), (ii) a dissolution of the Company, or (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other persons or entities (any of the foregoing events as described in (i)-(iii) above, a "**Change of Control")**, then, with respect to each Stock Option, Stock Appreciation Right, Performance Unit and share of Restricted Stock and/or Restricted Stock Unit outstanding immediately prior to the consummation of such transaction and without the necessity of any action by the Committee:

(1) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, and Restricted Stock Units granted under the Plan, or the substitution for such Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, and Restricted Stock Units of new Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, and Restricted Stock Units with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, and Restricted Stock Units granted under the Plan, or the new Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, and Restricted Stock Units substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

12. Agreement With Company. At the time of any awards under the Plan, the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board (the "**Option Grant Certificate**"), agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

13. Amendment and Termination of Plan. Subject to the following provisions of this Section 13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in the Plan, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Stock is listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, Restricted Stock Units, Performance Award or share of Restricted Stock previously awarded under the Plan without the consent of the holder thereof.

2. INCENTIVE STOCK OPTIONS

1. Definition. The award of an Incentive Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article II.

2. Eligibility. The Board shall designate the Participants to whom Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to employees.

3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (ii) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

4. Exercise. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. In addition, if permitted by the Board or the terms of the Option Grant Certificate evidencing such Stock Option, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of share of Stock ("**ISO Stock**") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an Incentive Stock Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

5. Option Expiration Date. Unless otherwise provided by the Option Grant Certificate, the "**Expiration Date**" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

(1) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is five (5) years after the date on which the Incentive Stock Option is awarded);

(2) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

(c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled. All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

6. Reload Options. The Committee may, in its discretion, provide in the terms of any Option Grant Certificate that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted an additional option (a "**Reload Option**") to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

3. NON-QUALIFIED STOCK OPTIONS

1. Definition. The award of a Non-Qualified Stock Option under the Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Article III.

2. Eligibility. The Board shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

3. Price. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a share of Stock as of the Option Date.

4. Exercise. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company=s withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

5. Option Expiration Date. Unless otherwise provided in a Participant's Option Grant Certificate, the "**Expiration Date**" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

(a) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

(b) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

6. Reload Options. The Committee may, in its discretion, provide in the terms of any Option Grant Certificate that if the Participant delivers shares of Stock already owned or to be received upon exercise of the Option in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall automatically and immediately upon such exercise be granted a Reload Option to purchase the number of shares of Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. Notwithstanding the preceding, the purchase price of shares of Stock acquired under a Reload Option shall be not less than the Fair Market Value of a share of Stock on the date the Reload Option is issued.

4. STOCK APPRECIATION RIGHTS

1. Definition. A Stock Appreciation Right is an award that may or may not be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article IV.

2. Eligibility. The Board may, in its discretion, award Stock Appreciation Right under this Article IV concurrent with, or subsequent to, the award of the option.

3. Exercise. A Stock Appreciation Right shall entitle the holder of a Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement. If granted in tandem with an option, the exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option and, unless otherwise provided by the Board in its sole discretion, the exercise of a Stock Option will result in the surrender of a related Stock Appreciation Right, if any.

4. Expiration Date. The "**Expiration Date**" with respect to a Stock Appreciation Right shall be determined by the Board and documented in the Participant's Option Grant Certificate, and if granted in tandem with an option, shall be not later than the Expiration Date for the related Stock Option. If neither the right nor the related Stock Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

5. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

1. Definition. Restricted Stock awards are grants of Stock or hypothetical Stock units ("**Restricted Stock Units**") to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board.

2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Option Grant Certificate.

(a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten (10) years or such shorter period as the Board may determine, but not less than one (1) year, after the time of the award of such stock (the "**Restricted Period**"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

(b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

(c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

(d) Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

> "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Co-Diagnostics, Inc. 2015 Long Term Incentive Plan, as amended and restated, and an agreement entered into between the registered owner and Co-Diagnostics, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Co-Diagnostics, Inc. in Salt Lake City, Utah.

(e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

4. Terms and Conditions of Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an award agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement ("**Deferred Stock Units**"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Stock ("**Dividend Equivalents**"). Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(a) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until vested, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(b) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units, and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(c) At the end of the Restricted Period for Restricted Stock Units, such Restricted Stock Units will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

6. PERFORMANCE UNITS

1. Definition. Performance Units are awards to Participants who may receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

2. Eligibility. The Board shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards.

3. Terms and Conditions of Awards. For each Participant, the Board will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Option Grant Certificate.

4. Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a share of Stock at the end of the Performance Period or (ii) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

5. Retirement, Death or Termination. A Participant whose employment with the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, the Performance Units issued with respect to that performance period will be forfeited on the date his employment with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Article VI, if a Participant's employment with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.

As adopted by the Board of Directors on November 20, 2020

/s/ Reed L. Benson

Name: Reed L. Benson
Title: Chief Financial Officer and Secretary

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VIEW MATERIALS & VOTE

CO-DIAGNOSTICS, INC.
2401 SOUTH FOOTHILL DR., SUITE D
SALT LAKE CITY, UTAH 84109
UNITED STATES

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 30, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CODX2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 30, 2022. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88705-P78463

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CO-DIAGNOSTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two (2) Class I directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2025 or until their respective successors are elected and qualified:	☐	☐	☐

Nominees:

01) Edward L. Murphy
02) Richard S. Serbin

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D88706-P78463

CO-DIAGNOSTICS, INC.
Annual Meeting of Shareholders
August 31, 2022, 10:00 AM (Mountain Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dwight H. Egan, CEO and Chairman of the Board, and Brian Brown, CFO, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CO-DIAGNOSTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, (Mountain Time) on August 31, 2022, at www.virtualshareholdermeeting.com/CODX2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side